                   SUBORDINATED SECURED CONVERTIBLE DEBENTURE

            NEITHER THESE  SECURITIES  NOR THE  SECURITIES  ISSUABLE
            UPON  CONVERSION  HEREOF HAVE BEEN  REGISTERED  WITH THE
            UNITED STATES SECURITIES AND EXCHANGE  COMMISSION OR THE
            SECURITIES   COMMISSION   OF  ANY  STATE  OR  UNDER  THE
            SECURITIES  ACT OF 1933,  AS AMENDED  (THE  "ACT").  THE
            SECURITIES  ARE  RESTRICTED  AND  MAY  NOT  BE  OFFERED,
            RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER
            THE ACT PURSUANT TO AN EFFECTIVE  REGISTRATION STATEMENT
            OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

No. _____                                                       US $____________

                              DATATEC SYSTEMS, INC.

                   SUBORDINATED SECURED CONVERTIBLE DEBENTURE
                                DUE JULY 2, 2003

            THIS DEBENTURE is issued by Datatec Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), pursuant to a Subordinated Secured Convertible Debentures and Warrants Purchase
Agreement dated April 3, 2002 (the "Purchase Agreement"), and is designated as its Subordinated Secured Convertible Debenture Due July 2, 2003 (the
"Debenture"). This Debenture has been executed and delivered pursuant to the
Purchase Agreement and is subject to the terms and conditions of the Purchase
Agreement, which are, by this reference, incorporated herein and made a part hereof. In the event of any conflict between the terms of this Debenture and the
Purchase Agreement, the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement. or

            FOR VALUE RECEIVED, the Company promises to pay to _________________
or permitted assigns (the "Holder"), the principal sum of ________________
________________________ (US $_________) (the "Face Value") on July 2, 2003 (the
"Maturity Date") and to pay interest on the principal sum outstanding from time to time quarterly in arrears at the rate of 5% per annum accruing from the Issue
Date. Accrual of interest shall commence on the Issue Date and continue until payment in full of the principal sum has been made or duly provided for.
Interest shall be payable quarterly, on March 31, June 30, September 30 and
December 31 of each year (with the first installment of interest due and payable on September 30, 2002), and shall be computed on the basis of a 365-day year for the actual number of days elapsed. If any interest payment date or the Maturity
Date is not a business day in the State of New Jersey, then such payment shall be made on the next succeeding business day. The interest on this Debenture is payable, at the Company's option, in cash or shares of Common Stock of the
Company (subject to the next sentence) at the address last appearing on the
Debenture register of the Company (the "Debenture Register") as designated in writing by the Holder from time to time.

The Company may not exercise its right to pay interest in shares of its Common
Stock unless (i) its shares of Common Stock are listed on the Company's
Principal Market, (ii) a registration statement with respect to the shares of
Common Stock is in effect and (iii) the Company has provided to the Holder five
(5) business days prior notice of its intent to make the interest payment in shares of its Common Stock. The number of shares of Common Stock to be paid as interest shall be valued and computed using 100% of the Conversion Price on the
Trading Day (without regard to the Floor Price (as hereinafter defined)) prior to the interest payment date. The Company will pay the principal of and any accrued but unpaid interest due upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this
Debenture and addressed to such holder at the last address appearing on the
Debenture Register.

            This Debenture is subject to the following additional provisions:

      1.    Senior Debt. "Senior Debt" means all indebtedness and obligations of the Company and its subsidiary Datatec Industries, Inc. (the "Operating
Subsidiary") to IBM Credit Corporation ("IBM") pursuant to the Inventory and
Working Capital Financing Agreement dated as of November 10, 2000, as amended pursuant to an Acknowledgement, Waiver and Amendment to Financing Agreement
dated May 2, 2001, an Acknowledgement, Waiver and Amendment to Financing
Agreement dated July 26, 2001, and an Acknowledgement, Wavier and Amendment to
Financing Agreement dated December 14, 2001, all between the Company and IBM, as such shall be amended, supplemented, restated, extended, renewed or otherwise modified and in effect from time to time (the "IBM Credit Facility").

      2.    Tax Withholding. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

      3.    Transfer Restrictions. This Debenture may not be sold or otherwise transferred by the initial Holder to a third party who is not an affiliate of the initial Holder without the consent of the Company, unless this Debenture is then subject to an Event of Default which has not been cured within the applicable cure period, if any. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act, and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the
Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the
Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this
Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

      4.    Conversion.

            (a) The Holder of this Debenture is entitled, at its option, to convert at any time commencing after issuance, the principal amount of this
Debenture or any portion thereof, together with accrued but unpaid interest into shares of Common Stock of the Company ("Conversion Shares") at a conversion price for each share of Common Stock ("Conversion Price") equal to the lower of
(X) $1.16 (equal to one hundred percent (100%) of the average of the two (2)
lowest closing bid prices on the Principal Market of the Common Stock during the period of ten (10) consecutive Trading Days ending the day prior to the issuance date of the Debenture) or (Y) one hundred percent (100%) of the average of the two (2) lowest closing bid prices on the Principal Market of the Common Stock during the twenty (20) consecutive Trading Days ending with the last Trading Day prior to the date of conversion.

Provided, however, that the Conversion Price will be reduced by five percent
(5%) if the Common Stock is not listed on either the Nasdaq National Market or the Nasdaq SmallCap Market on such date and will be reduced an additional five percent (5%) on such date if the Common Stock is also not listed on the
Over-the-Counter Bulletin Board (without, in either such case, regard to the
Floor Price). The Conversion Price and the number of shares of Common Stock into which this Debenture is convertible shall be subject to adjustment as provided herein; provided, however, that except as set forth herein, the Conversion Price shall not be less than the Floor Price (as defined below).

            (b) The "Floor Price" shall be Sixty-Five Cents (U.S.$0.65);
provided, however, that if, at any time on or after the date that is six (6)
months following the Closing Date (the "Six Month Date"):

                  (A) the Conversion Price, as calculated herein without regard to the Floor Price, for any twenty-two (22) Trading Days during the term of this Debenture, whether or not consecutive, is below the Floor Price, then the Floor Price shall thereafter not apply with respect to any subsequent conversions of up to twenty-five percent (25%) of the Face
      Value of this Debenture (together with any accrued but unpaid interest thereon, but less any amount previously converted or redeemed hereunder);
      less the portion of such amount which the Company has elected to redeem pursuant to Section 5 hereof;

                  (B) the Conversion Price, as calculated herein without regard to the Floor Price, for any forty-four (44) Trading Days during the term of this Debenture, whether or not consecutive, is below the Floor Price, then the Floor Price shall thereafter not apply with respect to any subsequent conversions of up to fifty percent (50%) of the Face Value of this Debenture (together with any accrued but unpaid interest thereon, but less any amount previously converted or redeemed hereunder); less the portion of such amount which the Company has elected to redeem pursuant to
      Section 5 hereof;

                  (C) the Conversion Price, as calculated herein without regard to the Floor Price, for any sixty-six (66) Trading Days during the term of this Debenture, whether or not consecutive, is below the Floor Price, then the Floor Price shall thereafter not apply with respect to any subsequent conversions of up to seventy-five percent (75%) of the Face Value of this
      Debenture (together with any accrued but unpaid interest thereon, but less any amount previously converted or redeemed hereunder); less the portion of such amount which the Company has elected to redeem pursuant to Section
      5 hereof;

                  (D) the Conversion Price, as calculated herein without regard to the Floor Price, for any eighty-eight (88) Trading Days during the term of this Debenture, whether or not consecutive, is below the Floor Price, then the Floor Price shall thereafter not apply with respect to any subsequent conversions of any and all remaining amounts, including any accrued but unpaid interest, outstanding under this Debenture; less the portion of such amount which the Company has elected to redeem pursuant to
      Section 5 hereof.

      5.    Company Redemption Rights.

            (a) If, following the Six Month Date, the Holder provides written notice (each time a "Floor Price Elimination Notice") to the Company that the
Conversion Price, as calculated herein without regard to Floor Price, for any:

                  (A) twenty-two (22) Trading Days during the term of this
      Debenture, whether or not consecutive, is below the Floor Price, then the
      Company shall have the option to redeem, on the terms described below, up to twenty-five percent (25%) of the Face Value of this Debenture (together with any accrued but unpaid interest thereon, but less any amount previously converted or redeemed hereunder);

                  (B) forty-four (44) Trading Days during the term of this
      Debenture, whether or not consecutive, is below the Floor Price, then the
      Company shall have the option to redeem, on the terms described below, up to fifty percent (50%) of the Face Value of this Debenture (together with any accrued but unpaid interest thereon, but less any amount previously converted or redeemed hereunder);

                  (C) sixty-six (66) Trading Days during the term of this
      Debenture, whether or not consecutive, is below the Floor Price, then the
      Company shall have the option to redeem, on the terms described below, up to seventy-five percent (75%) of the Face Value of this Debenture
      (together with any accrued but unpaid interest thereon, but less any amount previously converted or redeemed hereunder); or

                  (D) eighty-eight (88) Trading Days during the term of this
      Debenture, whether or not consecutive, is below the Floor Price, then the
      Company shall have the option to redeem, on the terms described below, any and all remaining amounts, including accrued but unpaid interest, outstanding under this Debenture.

            (b) If the Company opts to redeem pursuant to this Section 5, it must provide written notice of such to the Holder (the "Company's Redemption
Notice") within four (4) Trading Days of its receipt of a Floor Price
Elimination Notice. The Company's Redemption Notice must specify (A) the date for redemption (the "Company's Redemption Date"), which must be not more than ten (10) Trading Days after the Holder's receipt of the Company's Redemption
Notice, and (B) the portion of the Face Value of the Debenture elected to be redeemed from the Holder (the "Redemption Amount"). The Holder shall be entitled to convert any portion or the entire amount outstanding under this Debenture prior to the Company's Redemption Date (at a Conversion Price that gives effect to the Floor Price that is subject to being eliminated). Failure to timely deliver the Company's Redemption Notice shall result in termination of the
Company's redemption option with respect to the entire amount of indebtedness eligible for redemption. Any portion of the Debenture that is subject to redemption hereunder but which is not actually redeemed by the Company shall thereafter not be subject to any Floor Price.

            (c) Within three (3) Trading Days after the Company's Redemption
Date (the "Redemption Closing Date"), the Company shall pay to the Holder the
Redemption Price (as defined below) in cash by wire transfer of immediately available funds in accordance with the Holder's written wire transfer instructions. For purposes of this Debenture, "Redemption Price" means the greater of (A) the Redemption Amount plus all accrued but unpaid interest and penalties thereon or (B) the dollar amount equal to the product of (i) the number of Conversion Shares issuable upon conversion on the Company's Redemption
Date, pursuant to Section 4 above (but without giving effect to the Floor
Price), of that portion of the Debenture equal to the Redemption Amount
(including interest and penalties accrued thereon) and (ii) the Market Price on the Company's Redemption Date. If the Company timely delivers a Company's
Redemption Notice, but fails for any reason to pay the full Redemption Price by the Redemption Closing Date, then to compensate the Holder for not being able to convert the Debenture at the lower Conversion Price during the time from the delivery of the Company's Redemption Notice to the Redemption Closing Date (the
"Waiting Period"), the Company shall: (A) pay damages to the Holder equal to the dollar amount calculated as the product of (i) the number of shares of Common
Stock the Holder would have received upon conversion of the portion of the
Debenture subject to the Company's Redemption Notice at the lowest applicable
Conversion Price during the Waiting Period less the number of shares the Holder could receive upon conversion of such indebtedness on the Redemption Closing
Date, multiplied by (ii) the Market Price of the Common Stock on the Redemption
Closing Date; and (B) forfeit the right to redeem any other indebtedness under this Section 5.

      6.    Sufficient Shares Reserved. The Company shall at all times prior to the conversion in full or payment in full of this Debenture reserve a sufficient number of shares of Common Stock to permit the Holder to convert the entire principal amount of this Debenture at the Conversion Price assuming the
Conversion Price were to fall to fifty percent (50%) of the applicable
Conversion Price on the date hereof. The Company shall take all actions necessary to give effect to the preceding sentence, including, without limitation, amending its Certificate of Incorporation to authorize additional shares of Common Stock, if necessary.

      7.    MFN Provisions.

            (a) Subject to the exclusions contained in Section 7(e) below, if during the period ending the later of (i) fifteen (15) months following the
Closing Date or (ii) the date the Debenture has been paid or converted in full
(the "MFN Period"), the Company sells any shares of its Common Stock in a capital raising transaction at a Per Share Selling Price (as defined below)
lower than the applicable Conversion Price, then the Conversion Price applicable to any subsequent conversions shall be adjusted downward (without regard to any
Floor Price) to equal such lower Per Share Selling Price. The Company shall give to the Holder written notice of any such sale within twenty four (24) hours of the closing of any such sale.

            (b) For the purposes of this Section 7, the term "Per Share Selling
Price" shall include the amount actually paid by third parties for each share of
Common Stock. In the event a fee in excess of 6% is paid by the Company in connection with such transaction, any such excess amount shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price. A sale in a capital raising transaction of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible securities under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the Per Share Selling
Price of the Common Stock covered thereby shall also include the exercise or conversion price thereof (in addition to the consideration received by the
Company upon such sale or issuance less the excess fee amount, if any, as provided above). In case of any such security issued within the MFN Period in a
"Variable Rate Transaction" or "MFN Transaction" (each as defined below), the
Per Share Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised or might have been converted or exercised in the case of a Variable Rate Transaction, or the lowest adjustment price in the case of an MFN Transaction, each over the life of such securities. If shares are issued for a consideration other than cash, the Per
Share Selling Price shall be the fair market value of such consideration as determined in good faith by independent certified public accountants mutually acceptable to the Company and the Investors. "Variable Rate Transaction" means a transaction in which the Company issues or sells (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or (b) any securities of the Company issued or issuable pursuant to an "equity line"
structure which provides for the sale, from time to time, of securities of the
Company which are registered for resale pursuant to the Securities Act. "MFN
Transaction" means a transaction in which the Company issues or sells any equity securities in a capital raising transaction or series of related transactions
(the "New Offering") which grants to an investor (the "New Investor") the right to receive additional shares based upon future equity raising transactions of the Company on terms more favorable than those granted to the New Investor in the New Offering.

            (c) If an adjustment of the Conversion Price is required pursuant to
Section 7(a), the Company shall deliver to the Holder within three (3) business days of the closing of the transaction giving rise to the adjustment (the
"Delivery Date") written confirmation reflecting the adjusted Conversion Price.

            (d) In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the
Company, the provisions of Section 7 shall be applied in a fair, equitable and reasonable manner so as to give effect to the purposes hereof.

            (e) This Section 7 shall not apply to (i) sales of shares of Common
Stock by the Company upon conversion or exercise of any convertible securities, options or warrants outstanding prior to the date hereof pursuant to the terms of such securities, options or warrants on the date hereof; or (ii) sales of shares of Common Stock by the Company pursuant to the provisions of any option plan in existence on the date hereof or a subsequently adopted and stockholder-approved employee option or similar plan.

      8.    Conversion Limitations Imposed by the Principal Market.
Notwithstanding anything to the contrary contained herein, unless the stockholders of the Company shall have approved such issuance in accordance with the requirements of the Principal Market (but only to the extent required), in the event that a conversion (when aggregated with all prior conversions of portions of this Debenture and any other Debenture issued or issuable pursuant to the Purchase Agreement and all shares of Common Stock issuable upon exercise of the Warrants issued or issuable pursuant to the Purchase Agreement) requires the Company to issue a number of shares of Common Stock which would exceed any cap or limitation on the number of shares imposed by the rules of the Principal
Market, the Company shall issue only such number of shares of Common Stock as shall not exceed such cap or limit and shall pay the Holder cash in the amount of the closing sale price of the Common Stock on the Conversion Date multiplied by the number of shares of Common Stock in excess of such number of shares into which this Debenture (or the portion thereof then being converted) is then convertible at the then-applicable Conversion Price. Any payments under this
Section 8 shall be made to an account designated in writing by the Holder to the
Company when the Notice of Conversion is given. The rights of all holders of
Debentures issued under the Purchase Agreement to convert their Debentures into shares of Common Stock shall be prorated among such holders based on their respective percentage holdings at the time of conversion of the aggregate outstanding amount of all Debentures in order to comply with the aforesaid overall limitation. Any conversion that is paid in cash under this Section 8 shall be paid within five (5) Trading Days of the Conversion Date, or else the
Company shall thereafter be unable to exercise its redemption rights under
Section 5 with respect to the outstanding Debentures.

      9.    Conversion Procedures.

      (a)   Conversion shall be effectuated by submitting the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Debenture evidencing such Holder's intention to convert this
Debenture or a specified portion (as

above provided) hereof. The Holder shall not be required to physically surrender this Debenture to the Company in order to effect a conversion. The Company shall maintain a record showing, at any given time, the unpaid principal amount of this Debenture and the date of each conversion or other payment of principal hereof. Interest accrued or accruing from the date of issuance to the date of conversion shall be paid in cash or shares of Common Stock as set forth above.
No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded up to the nearest whole share. The date on which Notice of Conversion is given (the
"Conversion Date") shall be deemed to be the date on which the Holder faxes the
Notice of Conversion duly executed to the Company. Facsimile delivery of the
Notice of Conversion shall be accepted by the Company at facsimile number (973)
890-2888, Attn.: President or Chief Executive Officer. Certificates representing
Common Stock upon conversion will be delivered to the Holder within five
(5)Trading Days from the date the Notice of Conversion is delivered to the
Company. Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

            (b) The Company understands that a delay in the issuance of shares of Common Stock upon a conversion beyond the five (5) Trading Day period described in Section 9(a) could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay liquidated damages to the Holder for late issuance of shares of Common Stock upon conversion in accordance with the following schedule (where "No. Trading Days
Late" is defined as the number of Trading Days beyond five (5) Trading Days from the date the Notice of Conversion is delivered to the Company).

--------------------------------------------------------------------------------

No. Trading Days Late       Late Payment for Each $5,000 of Principal
                                    Amount Being Converted
--------------------------------------------------------------------------------

      1                                    $100
--------------------------------------------------------------------------------
      2                                    $200
--------------------------------------------------------------------------------
      3                                    $300
--------------------------------------------------------------------------------
      4                                    $400
--------------------------------------------------------------------------------
      5                                    $500
--------------------------------------------------------------------------------
      6                                    $600
--------------------------------------------------------------------------------
      7                                    $700
--------------------------------------------------------------------------------
      8                                    $800
--------------------------------------------------------------------------------
      9                                    $900
--------------------------------------------------------------------------------
      10                                   $1,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

No. Trading Days Late       Late Payment for Each $5,000 of Principal
                                    Amount Being Converted
--------------------------------------------------------------------------------

      More than 10                         $1,000 + $200 for each Trading Day
                                       Late beyond 10 Trading Days
--------------------------------------------------------------------------------

            The Company shall pay any payments incurred under this Section 9(b)
in immediately available funds upon demand. Nothing herein shall limit Holder's right to pursue injunctive relief and/or actual damages for the Company's failure to issue and deliver Common Stock to the holder, including, without limitation, the Holder's actual losses occasioned by any "buy-in" of Common
Stock necessitated by such late delivery. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within five (5) Trading Days from the date the Notice of Conversion is delivered to the
Company, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion, and in such event no late payments shall be due in connection with such withdrawn conversion.

            (c) If at any time (i) the Company challenges, disputes or denies the right of the Holder to effect the conversion of this Debenture into Common
Stock or otherwise dishonors or rejects any Notice of Conversion delivered in accordance with this Section 9 or (ii) any Company stockholder who is not and has never been an Affiliate (as defined in Rule 405 under the Securities Act of
1933, as amended) of the Holder obtains a judgment or any injunctive relief from any court or public or governmental authority that denies, enjoins, limits, modifies, delays or disputes the right of the holder hereof to effect the conversion of this Debenture into Common Stock, then the Holder shall have the right, by written notice, to require the Company to promptly redeem this
Debenture for cash at a redemption price equal to one hundred thirty percent
(130%) of the outstanding principal amount hereof and all accrued and unpaid interest hereon. Under any of the circumstances set forth above, the Company shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder), subject in the case of clause (ii) above to the Company's right to control and assume the defense of any such action. In the absence of an injunction precluding the same, the Company shall issue shares upon a properly noticed conversion.

            (d) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under the Bankruptcy
Code. In the event the Company is a debtor under the Bankruptcy Code, the
Company hereby waives to the fullest

extent permitted any rights to relief it may have under 11 U.S.C.ss.362 in respect of the Holder's conversion privilege.

      10.   Debenture is an Unconditional Obligation. No provision of this
Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or shares of Common
Stock, herein prescribed. This Debenture is a direct obligation of the Company.

      11.   Debenture is Secured and Guaranteed. This Debenture is secured, pari passu with all other holders of Debentures (as defined in the Purchase
Agreement), by a security interest in all assets of the Company as set forth in a security agreement dated as of the Issue Date, among the original holders of the Debentures (as defined in the Purchase Agreement) and the Company.

      12.   Merger; Consolidation; Sale of Assets. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable.

            In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert any or all of the Debenture by delivering a Notice of Conversion to the Company within ten (10) days of receipt of notice of such Sale from the Company, which notice the Company shall be required to give.

      13.   Governing Law; Jurisdiction. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of New York or the state courts of the State of
New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

      14.   Default. Any one of the following shall constitute an "Event of
Default":

            (a) The Company shall default in the payment of principal or interest (in cash or shares) on this Debenture or any other Debenture held by an
Investor (as defined in the Purchase Agreement) and same shall continue for a period of five (5) days; or

                                       10

            (b) Any of the representations or warranties made by the Company herein, in the Purchase Agreement, the Registration Rights Agreement, or in any
agreement, certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Purchase Agreement shall be false or misleading at the time made and which deficiency has had or could reasonably be expected to have a material adverse effect on the Investors or their investment in the Company; or

            (c) The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture or the Registration
Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this
Debenture as and when required by this Debenture, the Purchase Agreement or the
Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for three (3) days; or

            (d) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under the Purchase Agreement, the Registration Rights Agreement,
the Security Agreement, this Debenture or any other Debenture held by an
Investor and such failure shall continue uncured for a period of ten (10) days after written notice of such failure (it being understood that if the Company cannot achieve or maintain the effectiveness of the Registration Statement but continues to use its best efforts to achieve such effectiveness and otherwise complies with the terms of the Registration Rights Agreement, its failure to achieve or maintain effectiveness of the Registration Statement shall not be deemed a breach for purposes of this subsection (d), so long as the Company makes timely payment of the liquidated damages provided for in the Registration
Rights Agreement); or

            (e) The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

            (f) A trustee, liquidator or receiver shall be appointed for the
Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

            (g) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

                                       11

            (h) Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred and Fifty Thousand ($250,000) Dollars in the
aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

            (i) Bankruptcy, reorganization, insolvency or liquidation
proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding;
or

            (j) Any Senior Lender, or its assigns, or any holder of other indebtedness of the Company for borrowed money (including Senior Debt) shall declare an event of default pursuant to the documents evidencing such indebtedness, or such other lender takes any other action to collect any part of such debt other than regularly scheduled payments of principal or interest or noncompliance by the Company with any of its loan covenants that continues for more than 90 days following the end of each year and for more than 45 days following each quarter, in each case with respect to noncompliance revealed by the financials disclosed at such period ends; or

            (k) The Company shall have its Common Stock suspended or delisted from trading on The Nasdaq National Market for in excess of two (2) Trading Days unless such Common Stock is simultaneously being listed on the Nasdaq SmallCap
Market; or

            (l) The Company shall fail to timely secure any stockholder approval contemplated under Section 6.13 of the Purchase Agreement.

Then, or at any time thereafter, and in each and every such case, unless such
Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this
Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law;
provided, that any payment of this Debenture in connection with an Event of
Default shall, at the option of the Holder, be made at the closing sale price of the Common Stock on the date the Debenture becomes due and payable pursuant to this provision multiplied by the number of shares of Common Stock which would be issued at the Conversion Price on the date the Debenture becomes due and payable pursuant to this provision. Such payment shall be made within three (3) Trading
Days of such demand, and if not paid within such period, the Company shall pay the Holder liquidated damages of 3% per month of such amount until paid, pro-rated for any partial months.

                                       12

      15.   No Rights as Stockholder. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a stockholder in respect of any meeting of stockholders or any rights whatsoever as a stockholder of the
Company, unless and to the extent converted in accordance with the terms hereof.

      16.   Additional Conversion Restrictions. In no event shall any holder be entitled to convert this Debenture for shares of Common Stock in excess of that number of shares of Common Stock that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its "affiliates" (as defined in Rule 405 under the Securities
Act) to exceed 9.99% of the outstanding shares of the Common Stock of the
Company following such conversion. For purposes of this Section 16, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Debenture with respect to which the determination is being made, but shall exclude the number of shares of Common Stock that would be issuable upon (i) conversion of any remaining, unconverted portion of this
Debenture and (ii) exercise or conversion of the unexercised or unconverted portion of any other Securities (including, without limitation, any warrants or convertible preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 16, beneficial ownership shall be calculated in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 16, in determining the number of outstanding shares of Common
Stock a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of any Holder, the Company shall immediately confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of portions of the Debenture by such Holder since the date as of which such number of outstanding shares of Common Stock was reported. To the extent that the limitation contained in this Section 16 applies, the determination of whether the Debenture is convertible (in relation to other securities owned by a Holder) and of which portion of this Debenture is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder's determination that the
Debenture is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation or right to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to convert the Debenture at such time as such conversion will not violate the provisions of this Section 16. The
Holder may waive the provisions of this Section 16 as to itself (and solely as to itself) upon a change of control of the Company, and the provisions of this
Section 16 shall continue to apply until such change of control (or such later date as may be specified in such notice of waiver). No conversion in violation of this Section 16, but otherwise in accordance with this Debenture, shall affect the status of the Common Stock issued upon such conversion as validly issued, fully paid and nonassessable.

                                       13

            IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its officer thereunto duly authorized.

Dated:   April 3, 2002

                                        DATATEC SYSTEMS, INC.

                                        By:/s/ Isaac Gaon
                                           ------------------------------------
                                        Name: Isaac J. Gaon
                                             ----------------------------------
                                        Title: Chief Executive Officer
                                              ---------------------------------

                                       14

                                    EXHIBIT A
                                    ---------

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)

            The undersigned hereby irrevocably elects to convert
$_______________ of the principal amount of the above Debenture No. ___ into
Shares of Common Stock of Datatec Systems, Inc. (the "Company") according to the conditions hereof, as of the date written below.

Date of Conversion
                  --------------------------------------------------------------

Applicable Conversion Pric
                          ------------------------------------------------------

Accrued Interes
                ----------------------------------------------------------------

Number of Shares to be Issued
                             ---------------------------------------------------

Name of Holde
             -------------------------------------------------------------------

Signature of Holder
                   -------------------------------------------------------------

Address for Delivery of Shares or DTC
Account Number for Electronic Delivery of Shares:
                                                 -------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       15